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                                                                         EX 99.3

CASH SALE OF PROPERTY            UNITED STATES OF AMERICA

BY: 402 JULIA STREET             STATE OF LOUISIANA
    ASSOCIATES LIMITED
    PARTNERSHIP

TO: THE LOFTS PARTNERS, L.L.C.   PARISH OF ORLEANS

     BE IT KNOWN, that on the dates, at the places, in the presence of the witnesses and Notaries Public hereinafter named and undersigned:

                          PERSONALLY CAME AND APPEARED:

     402 JULIA STREET ASSOCIATES LIMITED PARTNERSHIP, a Delaware limited partnership in good standing, organized and existing under the laws of the State of Delaware, and authorized to do business in the State of Louisiana, domiciled in Boston, Massachusetts, through its General Partners (a) Historic Preservation Properties 1989 Limited Partnership, a Delaware limited partnership in good standing, organized and existing under the laws of the State of Delaware, herein represented by its General Partner, Boston Historic Partners Limited Partnership, a Massachusetts limited partnership in good standing, organized and existing under the laws of the State of Massachusetts, herein represented by its General Partner, Portfolio Advisory Services, Inc., a Massachusetts corporation, pursuant to a Resolution, an original of which is annexed hereto and made a part hereof, dated February _____, 2006, represented by Terrence P. Sullivan, its President; (b) Henry M. Lambert, a person of the full age of majority and a resident of Orleans Parish, Louisiana, and (c) R. Carey Bond, a person of the full age of majority and a resident of Orleans Parish, Louisiana;

     Mailing Address: 21 Custom House Street, Suite 440
                      Boston, Massachusetts 02110

     (hereinafter collectively referred to as "Seller")

who declared unto me, Notary, that Seller does by these presents grant, bargain, sell, convey, transfer, assign, set over, abandon and deliver, with all legal warranties except as hereinafter limited, and with full substitution and subrogation in and to all the rights and actions of warranty which Seller has or may have against all preceding owners and vendors, unto:

     THE LOFTS PARTNERS, L.L.C., a Louisiana limited liability company organized pursuant to Articles of Organization dated February 16, 2006, and filed with the Louisiana Secretary of State on February 16, 2006, represented herein by its Manager, Monarch Real Estate Advisors, Inc. through its officers, Gerard W. Barousse, Jr., President and Robert H. Saer, Vice President/Secretary duly authorized pursuant to the annexed L.L.C. Certificate and Consent;

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     Mailing Address: 335 Julia Street, Suite A
                      New Orleans, Louisiana 70130

     (hereinafter referred to as "Purchaser")

here present, accepting and purchasing for itself, its successors and assigns, and acknowledging due delivery and possession thereof, all and singular, the following described property, to-wit:

     THOSE CERTAIN LOTS OR PORTIONS OF GROUND, together with all the buildings and improvements thereon, and all the rights, ways, privileges, servitudes, appurtenances and advantages thereunto belonging or in anywise appertaining, situated in the State of Louisiana, Parish of Orleans, in the FIRST DISTRICT of the City of New Orleans, in SQUARE NO. 123, bounded by Tchoupitoulas Street, Julia Street, Constance Street (side) (late Foucher) and St. Joseph Street (side). Said lots or portions of ground are designated as LOT NOS. 23, 24, 25 AND A SMALL UNDESIGNATED TRIANGLE ADJOINING LOT 25 on the Constance Street side, which said lots adjoin each other and measure as follows, to-wit:

     Commencing at the intersection of Julia and Tchoupitoulas Streets, which point is the POINT OF BEGINNING, measure North 78 degrees, 49 minutes West a distance of 87 feet, three inches, no lines to a point; thence measure South 11 degrees, 11 minutes West a distance of 62 feet, 10 inches, no lines to a point; thence measure South 78 degrees, 49 minutes East a distance of 99 feet, 8 inches, no lines to a point; thence measure due North a distance of 64 feet, 0 inches, 5 lines to the POINT OF BEGINNING.

     LOT NOS. 23 and 24 adjoin each other on the Tchoupitoulas Street side, said Lot No. 24 forming the corner of Tchoupitoulas Street and Julia Street. Lot No. 24 adjoins Lot 25 on the Julia Street side, which said lots front on Julia Street. Lot No. 25 adjoins the small undesignated triangle portion of ground on the Constance Street side and said lots 23 and 25 adjoin each other on the St. Joseph Street side.

     All as more fully shown on survey made by Gilbert, Kelly & Couturie, Inc., Surveying & Engineering, James H. Couturie, R.L.S., dated January 10, 2006, revised January 17, 2006, last revised February 17, 2006.

     Improvements thereon bear the municipal address 402 Julia Street, New Orleans, Louisiana.

                                    TRACT II

     Those certain predial servitudes of light, view, and passage for vehicular and pedestrian egress and ingress in favor of Tract I created by act dated August 1, 1989, filed August 11, 1989 at CIN 8597, records of Orleans Parish, Louisiana.

                                    TRACT III

     Rights, title, and interest in and to the common wall located on the St. Joseph Street side of Lots 23, 25, and the triangular portion adjacent to Lot 25, created by act dated August 1, 1989, filed August 11, 1989 at CIN 8597, records of Orleans Parish, Louisiana.


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     Being the same property acquired by 402 JULIA STREET ASSOCIATES LIMITED
     PARTNERSHIP, a Delaware limited partnership, from Shirley Hughes, wife of/and Clyde W. Smith, per Act of Exchange dated August 1, 1989, registered on August 1, 1989, under NA# 8110, as Conveyance Office Instrument No. 8596 of the conveyance records for Orleans Parish, Louisiana.

     (hereinafter the "Property")

     THIS ACT IS MADE AND ACCEPTED SUBJECT TO THE FOLLOWING:

     1. Terms and conditions of that certain Agreement to Abandon Common Wall dated August 1, 1989, filed August 11, 1989 at CIN 8597, records of Orleans Parish, Louisiana.

     2. The following matters as shown on survey made by Gilbert, Kelly & Couturie, Inc., Surveying & Engineering, James H. Couturie, R.L.S., dated January 10, 2006, revised January 17, 2006, last revised February 17, 2006:

          (a)  Encroachment of down spouts onto Julia and Tchoupitoulas Streets.

          (b)  Encroachment of awning onto Tchoupitoulas Street.

                                 AS IS LANGUAGE

          Purchaser acknowledges that the Property herein conveyed, including all improvements and component parts, all plumbing, heating and air-conditioning systems, electrical systems, built-in appliances, and any and all other items located thereon are conveyed by Seller and accepted by Purchaser As Is, Where Is, and With All Faults, without any warranty of any kind whatsoever, even as to the operation or suitability of the Property for the use intended by Purchaser, and without regard to the presence of apparent or hidden defects and with Purchaser's full and complete waiver of any and all rights for the return of all or any part of the purchase price by reason of any such defects. Purchaser acknowledges and declares that neither Seller nor any party whomsoever, acting or purporting to act in any capacity whatsoever on behalf of Seller, has made any direct, indirect, explicit or implicit statement, representation or declaration, whether by written or oral statement or otherwise, upon which Purchaser has relied, concerning the existence of any quality, characteristic or condition of the Property herein conveyed. Purchaser has had full, complete and unlimited access to the Property herein conveyed for all tests and inspections which Purchaser, in its sole discretion, deems sufficiently diligent for the protection of its interests.

          Purchaser expressly waives the warranty of fitness and the warranty against redhibitory vices and defects, whether apparent or latent, including but not limited to mold and/or mildew, imposed by Louisiana Civil Code Article 2476, and other applicable State or Federal law and the jurisprudence there under. Purchaser further waives any rights which Purchaser may have in redhibition or to a reduction of purchase price pursuant to Louisiana Civil Code Articles 2520 through 2548, inclusive, in connection with the Property herein conveyed to Purchaser by Seller.

          Without limiting the foregoing, Purchaser releases Seller from any and all claims, demands, causes of action, judgments, losses, damages,


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          liabilities, costs and expenses (including attorney's fees, whether suit is instituted or note), liquidated or contingent (Claims), arising from or related to (a) any defects, errors or omissions in the desing or construction of the premises, whether the same are a result of negligence or otherwise; (b) other conditions (including termite or other wood destroying insect infestation and resultant damage therefrom and environmental conditions) affecting the Property, whether the same are as a result of negligence or otherwise. The releases set forth in this paragraph specifically include any Claims under any Environmental laws, under Americans with Disabilities Act of 1990, 42 U.S.C. Section 12101, et seq., or with respect to any Environmental Risk. Environmental laws include, without limitation, the solid Waste Disposal Act, as amended by the Resource Conservation and Recovery Act (42 U.S.C. Section 9601, et seq.), the Emergency Planning Community Right to Know Act (42 U.S.C. Section 1101, et seq.), the Clean Air Act (42 U.S.C. Section 7401, et seq.), the Clean Water Act (33 U.S.C. Section 12541, et seq.), the Toxic Substances Control Act (15 U.S.C. Section 2601, et seq.), the Hazardous Materials Transportation Act (49 U.S.C. Section 1801, et seq.), the Occupational Safety and Health Act (29 U.S.C. Section 651, et seq.), the Federal Insecticide, Fungicide and Rodenticide Act (7 U.S.C. Section 136, et seq.), and the Safe Drinking Water Act (42 U.S.C. Section 300, et seq.), as any of the same may be amended from time to time, and any state or local law dealing with environmental matters, and any regulation, order, rule, procedure, guideline and the like promulgated in connection therewith, regardless of whether the same are in existence on the date of this act. Environmental Risk consists of any risk to persons or the environment, including, without limitation, (i) the presence of any friable, damaged asbestos upon the Property; and or (ii) the releases or discharge of any hazardous substance or hazardous waste (as defined by any Environmental Laws) onto or from the Property of such a nature or to such an extent as to require clean-up under applicable law.

          Purchaser declares and acknowledges that all of the above releases and waivers have been brought to Purchaser's attention and explained in detail, and that Purchaser has voluntarily and knowingly consented to said releases and waivers.

THE LOFTS PARTNERS, L.L.C.                            DATE: FEBRUARY      , 2006
                                                                     -----

BY: MONARCH REAL ESTATE
    ADVISORS, INC., MANAGER


BY:
    ----------------------------------
    GERARD W. BAROUSSE, JR., PRESIDENT


BY:
    ----------------------------------
    ROBERT H. SAER,
    VICE PRESIDENT/SECRETARY

     TO HAVE AND TO HOLD the above-described Property to Purchaser, Purchaser's successors and assigns forever.

     This sale is made and accepted for and in consideration of the price and sum of ONE MILLION EIGHT HUNDRED THOUSAND AND 00/100 ($1,800,000.00) DOLLARS, all cash, and which Purchaser has well and truly paid, in ready and current money, to


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Seller, who hereby acknowledges the receipt thereof and grants full acquittance and discharge therefor.

     It will appear that all ad valorem taxes bearing against the Property, up to and including those due for the year 2005 have been paid. City of New Orleans taxes for the year 2006 have been pro-rated between Seller and Purchaser to date hereof. The Purchaser at 335 Julia Street, Suite A, New Orleans, Louisiana 70130, shall be responsible for all ad valorem taxes bearing against the Property for the year 2006, and Purchaser shall further be responsible for the payment of the said 2006 taxes.

     By reference to conveyance and mortgage certificates issued by the Registrar of Conveyances and the Recorder of Mortgages for Orleans Parish, Louisiana, it does not appear that the property has been heretofore alienated by Seller and that it is subject to only the following encumbrance.

     MIN 472767 -Multifamily Mortgage, Assignment of Rents and Security Agreement granted by 402 Julia Street Associates Limited Partnership in favor of Investment Property Mortgage, L.L.C. in the amount of $1,100,000.00, dated and filed July 9, 1998, and

     MIN 472768 -Assignment of Mortgage by Investment Property Mortgage, L.L.C. to Fannie Mae dated and filed July 9, 1998,

which inscriptions will be cancelled of record contemporaneously with the passing of this act of sale.

     The aforesaid tax research and certificates are annexed to the original of this act, and the parties take cognizance that conveyance and mortgage certificates are open at the date hereof, being not yet dated and signed, and release me, the undersigned Notary Public, from all liability and responsibility in connection therewith.

     As part of the herein sale, Seller hereby assigns to Purchaser all of Seller's interest in any leases and deposits with tenants pertaining to the Property, as well as all furniture, fixtures, appliances, systems, landscaping and including the name "Loft Apartments".

                           (SIGNATURES ON NEXT PAGES)


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     THUS DONE, SIGNED AND PASSED, on this _____ day of February, 2006, in the
County/Parish of _______________, State of ________________, in my presence and in the presence of the undersigned competent witnesses, who have hereunto signed their names with the said appearer and me, Notary, after reading of the whole.

WITNESSES:                              402 JULIA STREET ASSOCIATES LIMITED
                                        PARTNERSHIP, A DELAWARE LIMITED
                                        PARTNERSHIP

                                        BY ITS GENERAL PARTNERS:


/s/ Illegible
-------------------------------------   HISTORIC PRESERVATION PROPERTIES 1989
Print Name: Illegible                   LIMITED PARTNERSHIP, A DELAWARE
                                        LIMITED PARTNERSHIP


/s/ GREGORY RUDOLPH
-------------------------------------   BY: BOSTON HISTORIC PARTNERS LIMITED
Print Name: GREGORY RUDOLPH                 PARTNERSHIP, ITS GENERAL PARTNER

                                        BY: PORTFOLIO ADVISORY SERVICES,
                                            INC., ITS GENERAL PARTNER


                                        BY: /s/ TERRENCE P. SULLIVAN
                                            ------------------------------------
                                            TERRENCE P. SULLIVAN,
                                            PRESIDENT


                                        /s/ Phyllis F. Vitti
                                        ----------------------------------------
                                        NOTARY PUBLIC
                                        MY COMMISSION EXPIRES 8/10/2012
                                        (SEAL)
                                        NOTE: NOTARY CANNOT BE A WITNESS


                                       -6-

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     THUS DONE, SIGNED AND PASSED, on this _____ day of February, 2006, in the
Parish of Orleans, State of Louisiana, in my presence and in the presence of the undersigned competent witnesses, who have hereunto signed their names with the said appearer and me, Notary, after reading of the whole.

WITNESSES:                              402 JULIA STREET ASSOCIATES LIMITED
                                        PARTNERSHIP, A DELAWARE LIMITED
                                        PARTNERSHIP

                                        BY ITS GENERAL PARTNERS:


-------------------------------------   ----------------------------------------
Print Name:                             HENRY M. LAMBERT


-------------------------------------   ----------------------------------------
Print Name:                             R. CAREY BOND


                                        ----------------------------------------
                                        RANDY OPOTOWSKY - NOTARY PUBLIC
                                        BAR #10222


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     THUS DONE, SIGNED AND PASSED, on this _____ day of February, 2006, in the
Parish of Orleans, State of Louisiana, in my presence and in the presence of the undersigned competent witnesses, who have hereunto signed their names with the said appearer and me, Notary, after reading of the whole.

WITNESSES:                              THE LOFT PARTNERS, L.L.C.

                                        BY: MONARCH REAL ESTATE
                                            ADVISORS, INC., MANAGER


-------------------------------------
Print Name:


                                        BY:
                                            ------------------------------------
                                            GERARD W. BAROUSSE, JR.,
                                            PRESIDENT


-------------------------------------
Print Name:


                                        BY:
                                            ------------------------------------
                                            ROBERT H. SAER,
                                            VICE PRESIDENT/SECRETARY


                                        ----------------------------------------
                                        RANDY OPOTOWSKY - NOTARY PUBLIC
                                        BAR #10222